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                                                                    EXHIBIT 31


                           CERTIFICATION OF PRESIDENT
                                       AND
                             CHIEF FINANCIAL OFFICER

We, Charles N. Haas, President, and Courtney Cowgill, Chief Financial Officer, certify that:

1. We have reviewed this annual report on Form 10-KSB of Oceanic Exploration Company;

2. Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on our knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. We are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

         a. Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared.

         b. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

         c. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. We have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the board of directors (or persons performing the equivalent functions);

         a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize report financial data;

         b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting; and


Dated March 9, 2004


/s/ Charles N. Haas                 /s/ Courtney Cowgill
---------------------------         ------------------------------------------
Charles N. Haas - President         Courtney Cowgill - Chief Financial Officer